SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2011

Community Trust Bancorp, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Kentucky (state or other jurisdiction of incorporation)	001-31220 (commission file number)	61-0979818 (irs employer identification no.)

346 North Mayo Trail, Pikeville, Kentucky (address of principal executive offices)		41501 (zip code)
Registrant’s telephone number, including area code (606) 432-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The description of Community Trust Bancorp, Inc.’s Employee Incentive Compensation Plan for the year ending December 31, 2011, as approved on January 25, 2011, is included under Item 5.02 below, and incorporated herein by reference.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 25, 2011, Community Trust Bancorp, Inc.’s Board of Directors approved the following actions, which were approved by the Compensation Committee and recommended to the Board of Directors:

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Base Salary Increases.  New annual base salaries were approved for the following named executive officers:  Jean R. Hale (Chairman, President and Chief Executive Officer) - $470,000; Kevin J. Stumbo (Executive Vice President and Treasurer) - $183,000; Mark A. Gooch (Executive Vice President and Secretary) - $344,000; Larry W. Jones (Executive Vice President) - $210,000; and James B. Draughn (Executive Vice President) - $200,000.

•
Cash Incentive Compensation Awards for the Year Ended December 31, 2010. The Company’s named executive officers were participants in the Company’s Senior Management Incentive Compensation Plan for the year ended December 31, 2010 (“2010 Plan”).  The Committee previously established the performance measures under the 2010 Plan and the required level of performance was achieved by the Company under the 2010 Plan.  Accordingly, the named executive officers were entitled to the following cash incentive awards under the 2010 Plan (paid in January 2011).

2010 Cash Incentive Awarded Under the Senior Management Incentive Compensation Plan ($)
Jean R. Hale – Chairman, President and Chief Executive Officer	66,900
Kevin J. Stumbo – Executive Vice President and Treasurer	26,100
Mark A. Gooch – Executive Vice President and Secretary	49,275
Larry W. Jones – Executive Vice President	30,750
James B. Draughn – Executive Vice President	28,350

•
Grants of Restricted Stock.   Restricted stock was granted to the following named executive officers.  The restricted stock was granted pursuant to the terms of the Company’s 2006 Stock Ownership Incentive Plan.   The restrictions on the restricted stock will lapse at the end of five years.  However, in the event of a change in control of the Company or the death of the participant, the restrictions will lapse.  In the event of the disability of the participant, the restrictions will lapse on a pro rata basis (with respect to 20% of the participant’s restricted stock for each year since the date of award).  The Committee will have discretion to review and revise restrictions applicable to a participant’s restricted stock in the event of the participant’s retirement.

Restricted Stock Granted (Shares)
Jean R. Hale – Chairman, President and Chief Executive Officer	4,952
Kevin J. Stumbo – Executive Vice President and Treasurer	1,932
Mark A. Gooch – Executive Vice President and Secretary	3,647
Larry W. Jones – Executive Vice President	2,276
James B. Draughn – Executive Vice President	2,099

•
Plan for Incentive Compensation Awards for the Year Ending December 31, 2011.  The Committee approved the Senior Management Incentive Compensation Plan for the year ending December 31, 2011. The participation groups under the Plan are: (i) Group I, consisting of the members of the Executive Committee; (ii) Group II, consisting of the Company’s officers responsible for certain divisions and market presidents; and (iii) Group III, consisting of Senior Vice Presidents of consolidated functions selected for participation by the Compensation Committee.  Individuals below the Senior Vice President level may be selected by the Compensation Committee for special option awards for extraordinary performance.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year the target award and the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable for such year.

o
Participants will be eligible for a cash award determined by earnings per share growth and earnings as a percentage of average assets (ROAA).  The minimum and maximum awards as a percentage of salary for each group will be: (i) Group I – minimum award – 5% of salary and maximum award - 45% of salary; (ii) Group II  - minimum award – 4.5% of salary and maximum award - 15% of salary; and (iii) Group III – minimum award – 4.25% of salary and maximum award – 12.5% of salary.  However, no cash award will be made to any participant unless the Company attains the target ROAA and target earnings per share.

o
Participants will be eligible to receive stock options (pursuant to the Company’s 2006 Stock Ownership Incentive Plan) with a face value equal to certain percentages of salary or restricted stock (or a combination of options and restricted stock) deemed equivalent to the options earned.  The minimum and maximum stock option awards as a percentage of salary for each group will be: (i) Group I – minimum award of 25% of salary and maximum award of 175% of salary; (ii) Group II – minimum award of 12.5% of salary and maximum award of 80% of salary; and (iii) Group III – minimum award of 6% of salary and maximum award of 40% of salary.  However, no stock option awards will be made to any participant unless the Company attains the target ROAA and target earnings per share.  The Committee at its sole discretion may choose to issue restricted stock or a combination of options and restricted stock of an amount deemed equivalent to the options earned under the terms of the 2006 Stock Ownership Incentive Plan.

The Committee also approved the Employee Incentive Compensation Plan for the year ending December 31, 2011.  This Plan may be amended, modified, or terminated by the Board of Directors at any time at its sole discretion, except that after the 90th day of the year the target award and the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable for such year.

o
Participants will be eligible for a cash award determined by earnings per share growth and earnings as a percentage of average assets (ROAA).  The minimum and maximum awards as a percentage of salary for each participant will be: minimum award – 4.00% of salary and maximum award – 7.20% of salary.  However, no cash award will be made to any participant unless the Company attains the target ROAA and target earnings per share.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Senior Management Incentive Compensation Plan (for the year ending December 31, 2011)

10.2	Employee Incentive Compensation Plan (for the year ending December 31, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

Date: January 28, 2011	By:	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Senior Management Incentive Compensation Plan (for the year ending December 31, 2011)

10.2	Employee Incentive Compensation Plan (for the year ending December 31, 2011)